UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) July 17, 2014

SIERRA BANCORP

(Exact name of registrant as specified in its charter)

California	000-33063	33-0937517
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

86 North Main Street, Porterville, CA 93257

(559) 782-4900

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

On July 17, 2014, Sierra Bancorp (the “Company”), Bank of Sierra, a California banking corporation and wholly-owned subsidiary of the Company (“BOS”) and Santa Clara Valley Bank, N.A., a national banking association (“SCVE”) entered into an Agreement and Plan of Consolidation (the “Consolidation Agreement”), providing for the acquisition by the Company of SCVE. The acquisition will be accomplished through the consolidation of a newly formed wholly-owned interim banking subsidiary of the Company with SCVE (the “Consolidation”), with SCVE being the surviving bank in the Consolidation. Immediately following the effectiveness of the Consolidation, SCVE will merge with and into BOS, with BOS being the surviving bank in the merger (the “Bank Merger”).

Pursuant to the terms and subject to the conditions of the Consolidation Agreement, which has been approved by the Board of Directors of each of the Company, BOS and SCVE, each share of the common stock of SCVE (“SCVE Common Stock”), outstanding immediately prior to the effective time of the Consolidation will be converted into the right to receive $6.00 per share in cash, for an aggregate of approximately $11,593,000 payable to holders of SCVE Common Stock based on shares of SCVE Common Stock outstanding as of the date hereof. In addition, each issued and outstanding share of the Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A and each issued and outstanding share of the Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B (collectively, the “SCVE Preferred Stock”) will be converted into the right to receive $1,000 per share in cash, or an aggregate of $3,045,000 payable to the sole shareholder of the SCVE Preferred Stock. Further, each holder of warrants (“Warrants”) to purchase SCVE Common Stock (“Warrant Holder”) who enters into a warrant cancellation agreement in the form attached as an exhibit to the Consolidation Agreement (“Warrant Cancellation Agreement”) prior to the effective date of the Consolidation, shall have his or her Warrants converted into a right to receive cash on the effective date of the Consolidation equal to the positive difference, if any, between $6.00 and the exercise price of the Warrant. If all Warrant Holders enter into Warrant Cancellation Agreements the Company would pay an aggregate of approximately $700,000 to Warrant Holders. The Warrants of any Warrant Holders who fail to enter into a Warrant Cancellation Agreement will become null and void upon the effectiveness of the Consolidation. The foregoing description of the Warrant Cancellation Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the form of Warrant Cancellation Agreement included as Exhibit E to the Consolidation Agreement, which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.

The Consolidation Agreement contains customary representations, warranties and covenants made by each of the Company, BOS and SCVE. In addition, SCVE has agreed, among other things, not to solicit certain acquisition proposals. However, under certain circumstances, specified in the Consolidation Agreement, SCVE is entitled to enter into discussion and negotiate with third parties who submit to SCVE certain unsolicited acquisition proposals which the Board of Directors of SCVE determines either constitute, or are reasonably likely to result in, a superior offer.

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Completion of the Consolidation and the Bank Merger are subject to certain conditions, including, among other things, (i) adoption of the Consolidation Agreement by the shareholders of SCVE, (ii) receipt of all government consents and approvals required to consummate the Consolidation and the Bank Merger, (iii) absence of any injunction, order or legal restraint prohibiting the consummation of the Consolidation and the Bank Merger, and (iv) absence of a Material Adverse Effect, as defined in the Consolidation Agreement, on SCVE. The obligation of each party to consummate the Consolidation is also conditioned upon the other party’s representations and warranties being true and correct to the extent provided in the Consolidation Agreement and the other party having performed in all material respects its obligations under the Consolidation Agreement.

The Consolidation Agreement contains certain termination rights for both the Company and BOS on the one hand, and SCVE on the other hand, including, among others, if the Consolidation is not consummated on or before April 1, 2015, unless further extended in accordance with the Consolidation Agreement, if there is a Material Adverse Effect with respect to SCVE, or if the requisite approval of the shareholders of SCVE is not obtained. In addition, SCVE is entitled under certain circumstances to terminate the Consolidation Agreement and enter into a definitive agreement with a third party providing for a superior offer and, in connection therewith, to concurrently pay to the Company a termination fee in such event equal to $800,000 plus the Transaction Expenses of the Company, as defined in the Consolidation Agreement, up to a maximum of $200,000 (the "Termination Fee"). The Termination Fee is also payable by SCVE upon termination of the Consolidation Agreement in certain other instances as set forth in the Consolidation Agreement.

The Consolidation is expected to close in the fourth quarter of 2014 or as soon thereafter as practicable.

The foregoing summary of the Consolidation Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Consolidation Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

In connection with entering into the Consolidation Agreement, the Company, BOS and SCVE entered into a Voting and Non-Competition Agreement with each of the directors of SCVE ("Voting and Non-Competition Agreements"), except for Cheryl Knight, President and Chief Executive Officer of SCVE, pursuant to which such directors have agreed, subject to the terms set forth therein, to vote their shares of SCVE common stock in favor of the Consolidation and Bank Merger and related matters, and to become subject to certain non-competition and non-solicitation restrictions after the consummation of the Consolidation. Ms. Knight, the Chief Executive Officer of SCVE, has entered into a Voting and Non-Solicitation Agreement with the Company (the "Voting and Non-Solicitation Agreement"), pursuant to which Ms. Knight has agreed, subject to the terms set forth therein, to vote her shares of SCVE common stock in favor of the Consolidation and Bank Merger and related matters, and to become subject to certain non-solicitation restrictions after the consummation of the Merger. The Chief Credit Officer of SCVE has also entered into a Non-Solicitation Agreement with the Company.

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In addition, the Company entered into a Principal Shareholder Voting and Support Agreement ("Principal Shareholder Agreements") with Lecil Edward Cole and Suzanne R. Cole, principal shareholders of SCVE, pursuant to which such shareholders have agreed, subject to the terms set forth therein, to vote their shares of SCVE common stock in favor of the Merger and related matters (together with the Voting and Non-Competition Agreement and the Voting and Non-Solicitation Agreement, the “Voting Agreements”). The parties to the Voting Agreements beneficially own in the aggregate approximately 61% of the outstanding shares of SCVE common stock (not including warrants exercisable into shares of common stock) and 100% of the outstanding shares of SCVE Preferred Stock. A two-thirds vote of each class of the outstanding shares of SCVE common stock is necessary for shareholder approval of the Consolidation.

The foregoing description of the Voting Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the form of Principal Shareholder Agreement, form of Voting and Non-Competition Agreement and form of Voting and Non-Solicitation Agreement included as Exhibits B, C, and D, respectively, to the Consolidation Agreement, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

The Consolidation Agreement and the above description of the Consolidation Agreement have been included to provide investors and security holders with information regarding the terms of the Consolidation Agreement. They are not intended to provide any other factual information about the Company, BOS, SCVE or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Consolidation Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Consolidation Agreement and may be subject to limitations agreed upon by the parties for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of Bancorp, BOS, SCVE or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Consolidation Agreement, which subsequent information may or may not be fully reflected in public disclosure by the Company, BOS or SCVE. Accordingly, investors should read the representations and warranties in the Consolidation Agreement not in isolation but only in conjunction with the other information about the Company, BOS and SCVE and their respective subsidiaries and affiliates that the respective companies include in reports, statements and other filings they make with the SEC, or their respective banking regulators, as applicable.

Item 8.01     Other Events

On July 17, 2014, the Company issued a press release announcing the execution of the Consolidation Agreement. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Additionally, a copy of an investor presentation, dated July 17, 2014, is attached as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

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Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. The Company cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed Consolidation and Bank Merger involving the Company, BOS and SCVE, including future financial and operating results, the Company’s and SCVE’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: (i) the ability to obtain the requisite SCVE shareholder approval; (ii) the risk that the Company, BOS and SCVE may be unable to obtain governmental and regulatory approvals required for the Consolidation and Bank Merger, or required governmental and regulatory approvals may delay the Consolidation and Bank Merger or result in the imposition of conditions that could cause the parties to abandon the Consolidation and Bank Merger; (iii) the risk that a condition to closing of the Consolidation and Bank Merger may not be satisfied; (iv) the timing to consummate the proposed Consolidation and Bank Merger; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (vii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; (viii) the diversion of management time on merger-related issues; (ix) general worldwide economic conditions and related uncertainties; (x) the effect of changes in governmental regulations; (xi) credit risk associated with an obligor’s failure to meet the terms of any contract with BOS or SCVE or to otherwise perform as agreed; (xii) interest risk involving the effect of a change in interest rates on the bank's earnings and the market value of the portfolio equity; (xiii) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (xiv) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (xv) transaction risk arising from problems with service or product delivery; (xvi) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices or ethical standards; (xvii) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (xviii) reputation risk that adversely affects earnings or capital arising from negative public opinion; (xix) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (xx) economic downturn risk resulting in deterioration in the credit markets; (xxi) greater than expected noninterest expenses; (xxii) excessive loan losses and (xxiii) other factors which the Company discusses or refers to in the “Risk Factors” section of its most recent Annual Report on Form 10-K filed with the SEC. Each forward-looking statement speaks only as of the date of the particular statement and none of the Company, BOS or SCVE undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

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Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Consolidation by and among Sierra Bancorp, Bank of the Sierra and Santa Clara Valley Bank, N.A. dated as of July 17, 2014 (the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

99.1	Press release issued by Sierra Bancorp dated July 17, 2014

99.2	Investor presentation slides, dated July 17, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2014	SIERRA BANCORP

	By:	/s/ Kevin McPhaill
Name: Kevin McPhaill
Title: President

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Consolidation by and among Sierra Bancorp, Bank of the Sierra and Santa Clara Valley Bank, N.A. dated as of July 17, 2014 (the schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

99.1	Press release issued by Sierra Bancorp dated July 17, 2014

99.2	Investor presentation slides, dated July 17, 2014

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